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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




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
Date of Report (Date of earliest event reported)           September 21, 1999 (September 17, 1999)
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                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-21057                       86-0712225
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
      of incorporation)

    1431 Greenway Drive, Suite 345, Irving, TX                    75038
     (Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code          (972) 756-8180


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ITEM 5.  OTHER EVENTS

         On September 17, 1999, Dynamex Inc. (the "Company") issued a press release announcing the results of the review of the Special Committee of the Board of Directors. The review will result in the Company restating its previously reported financial results for fiscal years 1997 and 1998, the first three quarters of fiscal year 1998, and the first three quarters of fiscal year 1999. The Company's previously issued 1997 and 1998 annual financial statements and the independent auditors' reports thereon, as well as the interim financial statements for 1997, 1998 and 1999, should not be relied upon. This press release is incorporated herein as Exhibit 99.3.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.3     Press release by the Company dated September 17, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DYNAMEX INC.




Dated: September 21, 1999             by       /s/ Ray E. Schmitz
                                               ----------------------------
                                               Ray E. Schmitz
                                               Vice President - Controller
                                               (Principal Accounting Officer)


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                                 EXHIBIT INDEX

EXHIBITS

99.3     Press release by the Company dated September 17, 1999.


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